UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): January 30, 2019

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson Three-Month Orders, Including Foreign Currency Translation
(Percentage change versus prior year; trailing three-month averages, excluding acquisitions and divestitures, including currency translation)

	Oct '18	Nov '18	Dec '18
Automation Solutions	5 to 10	10	5 to 10
Commercial & Residential Solutions	-5 to 0	-5	-5 to 0
Total Emerson	5	5	5

December 2018 Orders Comments

Total Emerson trailing three-month orders increased 5 percent and underlying orders were up 7 percent, which excludes a 2 percent unfavorable currency impact resulting from the stronger U.S. dollar.

Automation Solutions orders increased 8 percent and were up 12 percent on an underlying basis excluding unfavorable currency of 4 percent. Underlying orders were positive across all key end markets and world areas, and growth was driven primarily by MRO and small to mid-sized projects focused on upgrade or expansion of existing facilities. Globally, we continue to see favorable trends in capital formation for investments in LNG midstream infrastructure as well as downstream capacity, as sovereign interests trend toward increased energy and refining self-sufficiency.

Given the recent speculation around global automation markets, we are providing estimated global underlying orders growth rates for key end markets.
(Percentage change versus prior year; trailing three-month average at December 2018, excluding the impact of acquisitions, divestitures and currency translation)

Upstream Oil & Gas	15+	Power	Flat
Midstream Pipelines & Terminals	15+	Metals & Mining	15+
Refining	0 to 5	Life Sciences	5 to 10
Liquefied Natural Gas	10 to 15	Discrete Industries	5 to 10
Chemical	10	All Other	5 to 10

Globally, underlying orders were strong across our three kinds of business; maintenance and repair spending (MRO) comprised approximately 55 percent of the orders mix, while brownfield projects focused on expansion and optimization of existing facilities as well as greenfield investments each comprised 20 to 25 percent of the orders mix.

The Americas underlying orders were up 10 to 15 percent reflecting continued broad-based demand. Growth in upstream oil and gas was driven by strong MRO activity in unconventional oil markets and increasing production activity in Latin America. Midstream pipelines and terminals benefited from pipeline build out in the U.S. and investment in new terminals in Mexico and Brazil. Metals and mining growth reflected copper and iron ore investment activity in Latin America.

Europe underlying orders were up 5 to 10 percent with growth across most key end markets. Strong growth in chemical was driven by greenfield investments in Western Europe as well as favorable trends in biochemical and specialty chemical markets. Upstream oil and gas activity is accelerating, reflecting a return of investment in offshore production.

Asia Pacific & Middle East/Africa underlying orders were up 10 percent reflecting broad-based end market demand driven by strong MRO activity, small and mid-sized brownfield projects and greenfield investments. Most key end markets trended favorably, led by upstream oil and gas, chemical and refining markets, as well as LNG, which benefited from increased marine activity and the beginning phases of a large infrastructure build out. Growth in these end markets is driven in part by increased investment activity as sovereign interests trend toward greater self-sufficiency.

Commercial & Residential Solutions orders were down 3 percent with underlying orders down 2 percent excluding unfavorable currency of 1 percent. The decline was due to Asia, which was down more than 20 percent against strong prior year comparisons, reflecting slower air conditioning and heating markets in China resulting in a pause as the channel works through higher levels of inventory. However, Asia orders appear to have bottomed in recent weeks and growth will be aided by easing comparisons through the remainder of the fiscal year.

Excluding the Asia climate business, Commercial & Residential Solutions underlying orders were up 3 percent driven by steady growth in North America air conditioning and cold chain markets, broad-based demand in Europe and favorable trends in global professional tools markets.

Upcoming Investor Events

On Tuesday, February 5, 2019, Emerson will report its first quarter 2019 results prior to market open. Emerson senior management will discuss the results during an investor conference call that same day, beginning at 2:00 p.m. Eastern Time, 1:00 p.m. Central Time. Participants can access a live webcast available at www.emerson.com/financial at the time of the call. A replay of the call will remain available for 90 days.

On Thursday, February 14, 2019, Emerson will host its annual investor conference in New York, NY. The conference will begin Thursday morning with Company presentations from 8:00 a.m. ET to approximately 2:00 p.m. ET. Access to a live webcast of the presentations will be available at www.emerson.com/financial at the time of the event. A replay of the conference will remain available for approximately three months.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, and the impact of the Tax Cuts and Jobs Act, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. Underlying orders discussed herein exclude the impact of currency translation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	January 30, 2019	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary